---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

                                 ANNUAL REPORT
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]



                                      Cash

                                    Reserve,

                                      Inc.


                               DECEMBER 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  --------------------------------------------
                                   DIRECTORS
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                                Maureen R. Ford
                                Anne C. Hodsdon
                               Charles L. Ladner
                             Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                       State Street Bank & Trust Company
                              225 Franklin Street
                        Boston, Massachusetts 02205-9116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                  -------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               By Dawn Baillie for the Portfolio Management Team

                                  John Hancock
                               Cash Reserve, Inc.

                    Robust economy provokes Federal Reserve
                    ---------------------------------------
                       to raise rates three times in 1999
                       ----------------------------------

Money-market yields rose in 1999 as the result of several important changes in the economic environment. Global economies began to stabilize from the turmoil in 1998 that had caused the U.S. Federal Reserve Board and governments around the world to lower rates to prevent global recession. At the same time, the U.S. economy continued to grow at an amazingly strong rate.

Fed stays active

When the year began, signs of strength were not so pronounced, and with global uncertainties remaining, the Fed stayed on the sidelines during the first three months. Although inflation remained tame, U.S. growth began to pick up steam, aided in part by the booming stock market and the "wealth effect" it created. In the spring, investors grew more nervous and pushed interest rates higher, anticipating that the economy's strength, coupled with the lowest unemployment level in years, would lead to Fed action. Even the market's moves were not enough to slow the roaring U.S. economy, and the Fed wound up raising short-term rates three times between June and November as pre-emptive strikes aimed at gradually cooling down the economy and nipping any hint of inflation in the bud. As a result, the federal funds rate - that which banks charge each other for overnight loans - rose from 4.75% at the beginning of the year to 5.50% at the end of December. Money-market yields also moved up in response,

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Cash Reserve, Inc. Caption below reads "Fund management team members (l-r): Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

"Money-market yields rose in 1999..."

================================================================================

                    John Hancock Funds - Cash Reserve, Inc.


"...we expect growth to slow, but possibly not until the second half of 2000."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of December 31, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.79% total return for John Hancock Cash Reserve, Inc. The second bar represents the 5.13% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

since the federal funds rate is a key pricing benchmark for money-market securities.

7-day effective yield

On December 31, 1999, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 4.79%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.13%, according to Lipper, Inc.

Maturity moves

For the first three months of 1999, we kept the Fund's maturity slightly longer than average, because with the global economies still in turmoil, we expected the Fed to stand aside, which it did. Our more aggressive approach allowed us to lock in some higher yields early on. But with each passing month, as evidence grew that the U.S. economy was gaining steam, the Fed's attention turned away from the global scene toward the home front. Anticipating rate hikes, we scaled back the Fund's maturity to be right in line with the average money market fund's by the end of June, and we stayed on average for the rest of the year. This way, we didn't have our money locked up for as long, and were ready to reinvest in higher-yielding securities after the Fed's rate hikes in June, August and November. The only exception came as we approached year end and shortened briefly to enable the Fund to accommodate potential increased liquidity demands as a result of the approaching changeover to the year 2000.

A look ahead

With three interest rate hikes now working their way through the economy, we expect growth to slow, but possibly not until the second half of 2000. In the meantime, inflation will remain a concern, and the ever-vigilant Fed will likely stay in the middle of the action, with the real possibility of raising rates some more to keep inflation in check. By how much, and when, depends largely on the important monthly and quarterly economic data. Several key reports include the fourth-quarter gross domestic product (GDP) numbers and those dealing with employment figures, especially the employment cost index. It is the most accurate way to measure wage inflation, and since it is a quarterly, rather than a monthly, report, it also is very useful in determining if new trends are emerging. Given the prevailing uncertainty, we will keep the Fund's maturity close to the average until it is clear that the Fed is done raising rates. As always, we will also stay focused on providing the Fund with a competitive level of current income, while preserving stability of capital.

--------------------------------------------------------------------------------
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

=============================FINANCIAL STATEMENTS===============================

                    John Hancock Funds - Cash Reserve, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments, in money market instruments,
  at value - Note C:
  Commercial paper (cost - $4,184,812) ...........................  $4,184,812
  Corporate interest-bearing obligations
   (cost - $6,810,600) ...........................................   6,810,600
  U.S. government obligations (cost - $8,636,292) ................   8,636,292
  Joint repurchase agreement (cost - $4,480,000) .................   4,480,000
                                                                   -----------
                                                                    24,111,704
 Cash ............................................................         982
 Interest receivable .............................................     218,623
 Other assets ....................................................      42,459
                                                                   -----------
                              Total Assets .......................  24,373,768
                              ------------------------------------------------
Liabilities:
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ........................................      26,270
 Accounts payable and accrued expenses ...........................      27,648
                                                                   -----------
                              Total Liabilities ..................      53,918
                              ------------------------------------------------
Net Assets:
 Capital paid-in .................................................  24,319,850
                                                                   -----------
                              Net Assets ......................... $24,319,850
                              ================================================

Net Asset Value, Offering Price and
Redemption Price Per Share:
 (Based on 24,319,850 shares of beneficial interest
  outstanding - 4,000,000,000 shares authorized with
  $0.01 per share par value) .....................................       $1.00
 =============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ........................................................  $1,376,338
                                                                   -----------
 Expenses:
  Investment management fee - Note B .............................      93,356
  Transfer agent fee - Note B ....................................      45,223
  Custodian fee ..................................................      34,061
  Auditing fee ...................................................      20,164
  Printing .......................................................       7,035
  Accounting and legal services fee - Note B .....................       4,673
  Directors' fees ................................................       1,683
  Registration and filing fees ...................................       1,339
  Miscellaneous ..................................................       1,033
  Legal fees .....................................................         224
                                                                   -----------
                              Total Expenses .....................     208,791
                              ------------------------------------------------
                              Net Investment Income ..............   1,167,547
                              ------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ..........  $1,167,547
                              ================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                    John Hancock Funds - Cash Reserve, Inc.


Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                             ----------------------------------
                                                                                                  1998                1999
                                                                                             ----------------------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .....................................................................    $1,587,704        $1,167,547
                                                                                              ------------      ------------
Distributions to Shareholders:
 Dividends from net investment income ($0.0481 and $0.0438 per share, respectively) ........    (1,587,704)       (1,167,547)
                                                                                              ------------      ------------
From Fund Share Transactions - Net: * ......................................................    (8,113,134)       (5,388,618)
                                                                                              ------------      ------------
Net Assets:
 Beginning of period .......................................................................    37,821,602        29,708,468
                                                                                              ------------      ------------
 End of period .............................................................................   $29,708,468       $24,319,850
                                                                                              ============      ============
* Analysis of Fund Share Transactions at $1 Per Share:
  Shares issued to shareholders in reinvestment of distributions ...........................    $1,521,795        $1,110,480
  Less shares repurchased ..................................................................    (9,634,929)       (6,499,098)
                                                                                              ------------      ------------
  Net decrease .............................................................................   ($8,113,134)      ($5,388,618)
                                                                                              ============      ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the Fund shares sold, reinvested and repurchased during the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       6


=============================FINANCIAL STATEMENTS===============================

                    John Hancock Funds - Cash Reserve, Inc.

Financial Highlights

Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------
                                                            1995         1996         1997       1998       1999
                                                          --------     --------     -------    --------   --------
Per Share Operating Performance
 Net Asset Value, Beginning of Period ................      $1.00        $1.00        $1.00      $1.00     $1.00
                                                         --------     --------     --------   --------  --------
 Net Investment Income ...............................       0.05         0.05         0.05       0.05      0.04
                                                         --------     --------     --------   --------  --------
 Less Distributions:
 Dividends from Net Investment Income ................      (0.05)       (0.05)       (0.05)     (0.05)    (0.04)
                                                         --------     --------     --------   --------  --------
 Net Asset Value, End of Period ......................      $1.00        $1.00        $1.00      $1.00     $1.00
                                                         ========     ========     ========   ========  ========
 Total Investment Return at Net Asset Value(1) .......      5.38%        5.00%        5.20%      4.91%     4.47%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............   $119,763      $67,003      $37,822    $29,708   $24,320
 Ratio of Expenses to Average Net Assets .............      0.73%        0.65%        0.61%      0.75%     0.78%
 Ratio of Net Investment Income to Average Net Assets       5.30%        4.85%        5.07%      4.81%     4.38%

(1) Total investment return assumes dividend reinvestment.



The Financial Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7


=============================FINANCIAL STATEMENTS===============================

                    John Hancock Funds - Cash Reserve, Inc.


Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Cash
Reserve, Inc. on December 31, 1999. It's divided into four types of short-term investments. Most categories of short-term investments are further broken down by industry group.

                                                                                     PAR            VALUE
                                                INTEREST           QUALITY          (000s           MARKET
ISSUER, DESCRIPTION                               RATE             RATING*         OMITTED)         VALUE
-------------------                           -------------     -------------   --------------    ----------

COMMERCIAL PAPER
Automobile/Trucks (4.92%)
 General Motors Acceptance Corp.,
 01-19-2000 .................................     5.660%             Tier 1         $1,200         $1,196,604
                                                                                                   ----------
Diversified Operations (4.10%)
 General Electric Co.,
  01-12-2000 ................................     6.470              Tier 1          1,000            998,023
                                                                                                   ----------
Finance (8.19%)
 International Business Machines Credit Corp.,
  01-21-2000 ................................     5.900              Tier 1          1,000            996,722
 International Lease Finance,
  02-11-2000 ................................     5.740              Tier 1          1,000            993,463
                                                                                                   ----------
                                                                                                    1,990,185
                                                                                                   ----------
                                                     TOTAL COMMERCIAL PAPER
                                                          (Cost $4,184,812)        (17.21%)         4,184,812
                                                                                  ---------       -----------
CORPORATE INTEREST-BEARING OBLIGATIONS
Automotive (8.23%)
 Chrysler Financial Corp.,
  03-06-2000 ................................     6.250              Tier 1          1,000          1,000,078
 Ford Motor Credit Corp.,
  04-15-2000 ................................     6.375              Tier 1          1,000          1,000,720
                                                                                                   ----------
                                                                                                    2,000,798
                                                                                                   ----------
Broker Services (2.68%)
 Merrill Lynch & Co.,
  06-13-2000 ................................     6.620              Tier 1            650            651,452
                                                                                                   ----------
Finance (8.21%)
 CIT Group Holdings, Inc.,
  01-28-2000 ................................     6.400              Tier 1          1,000          1,000,084
 Norwest Financial, Inc.,
  10-01-2000 ................................     6.100              Tier 1          1,000            999,565
                                                                                                   ----------
                                                                                                    1,999,649
                                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


=============================FINANCIAL STATEMENTS===============================

                    John Hancock Funds - Cash Reserve, Inc.

                                                                                     PAR            VALUE
                                                INTEREST           QUALITY          (000s           MARKET
ISSUER, DESCRIPTION                               RATE             RATING*         OMITTED)         VALUE
-------------------                           -------------     -------------   --------------    ----------

Insurance (4.77%)
 American General Corp.,
  02-15-2000 ................................     8.000%             Tier 1           $750           $751,673
 American General Corp.,
  07-15-2000 ................................     9.625              Tier 1            400            407,381
                                                                                                   ----------
                                                                                                    1,159,054
                                                                                                   ----------
Mortgage Banking (4.11%)
 Countrywide Home Loan,
  01-13-2000 ................................     5.250              Tier 1          1,000            999,647
                                                                                                   ----------
                               TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS
                                                          (Cost $6,810,600)        (28.00%)         6,810,600
                                                                                  ---------       -----------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (35.51%)
 Federal Home Loan Mortgage Corp.,
  01-20-2000 ................................     5.200              Tier 1          4,000          3,989,022
 Federal Home Loan Mortgage Corp.,
  01-31-2000 ................................     4.750              Tier 1          2,500          2,490,104
 Federal Home Loan Mortgage Corp.,
  06-30-2000 ................................     5.600              Tier 1            681            661,826
 Federal National Mortgage Association,
  04-26-2000 ................................     5.020              Tier 1          1,500          1,495,340
                                                                                                   ----------
                                                                                                    8,636,292
                                                                                                   ----------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                          (Cost $8,636,292)        (35.51%)         8,636,292
                                                                                  ---------        ----------
JOINT REPURCHASE AGREEMENT (18.42%)
 Investment in a joint repurchase agreement
  transaction with Barclay's, Inc. -
  Dated 12-31-99, due 01-03-00
  (Secured by U.S. Treasury Bond,
  7.625% due 11-15-22 and
  U.S. Treasury Note 4.000%
  due 10-31-00) - Note A ....................     2.490                              4,480          4,480,000
                                                                                                   ----------

                                           TOTAL JOINT REPURCHASE AGREEMENT
                                                          (Cost $4,480,000)        (18.42%)         4,480,000
                                                                                  ---------        ----------
                                                          TOTAL INVESTMENTS        (99.14%)        24,111,704
                                                                                  ---------        ----------
                                          OTHER ASSETS AND LIABILITIES, NET         (0.86%)           208,146
                                                                                  ---------        ----------
                                                           TOTAL NET ASSETS       (100.00%)       $24,319,850
                                                                                  =========       ===========


* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Cash Reserve, Inc.


NOTE A -

ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. On September 10, 1996, the Directors voted to close the Fund to new purchases, except shares purchased with reinvested Fund dividends, effective October 1, 1996.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS

WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Cash Reserve, Inc.

makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, other than obligations of the U.S. government and its agencies, during the year ended December 31, 1999, aggregated $2,115,135,315 and $2,114,140,000, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies aggregated $43,041,844 and $49,469,911, respectively, during the year ended December 31, 1999.

         The cost of investments owned at December 31, 1999 for federal income tax purposes was $24,111,704.

================================================================================

                    John Hancock Funds - Cash Reserve, Inc.


REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
--------------------

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1999.

         All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1999 dividends qualify for the dividends received deduction available to corporations.

======================================NOTES=====================================

                    John Hancock Funds - Cash Reserve, Inc.

======================================NOTES=====================================

                    John Hancock Funds - Cash Reserve, Inc.

======================================NOTES=====================================

                    John Hancock Funds - Cash Reserve, Inc.

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[LOGO]  JOHN HANCOCK FUNDS                                     -----------------
        A Global Investment Management Firm                        Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                             Randolph, MA
INTERNET: www.jhfunds.com                                        Permit No. 75
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         This report is for the information of shareholders of the John Hancock
Cash Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                     4200A 12/99
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